Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, David J Cutler, Chief Executive Officer and Chief Financial Officer of Multi-Link Telecommunications, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10QSB for the nine months ended June 30, 2002 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:       October 4, 2004






By  /s/David J Cutler
    ------------------------------
    David J Cutler
    Chief Executive Officer
    Chief Financial Officer